                                                              Exhibit (a)(3)

TO THE SECRETARY OF
IDS LIFE INSURANCE COMPANY OF NEW YORK

By Consent in Writing in Lieu of a Meeting of the Board of Directors of IDS Life Insurance Company of New York received by the Secretary on October 23, 1996, the Board of Directors of IDS Life Insurance Company of New York:

         RESOLVED, That relative to the existing IDS Life of New York Account 8, the proper officers of the Corporation are authorized and directed, as they may deem appropriate from time to time in accordance with applicable laws and regulations: to establish further subaccounts within such separate account as they determine to be appropriate.

As President of IDS Life Insurance Company of New York, I hereby establish, in accordance with the above resolution and pursuant to authority granted by the Board of Directors of IDS Life Insurance Company of New York, the additional subaccounts within the separate account as reflected in the following table:

-------------------------------------------------------------------------------------------------------
NEW SUBACCOUNT                                    INVESTING IN SHARES OF:
-------------------------------------------------------------------------------------------------------
AXP VP Core Bond                                  AXP(R) Variable Portfolio - Core Bond Fund
-------------------------------------------------------------------------------------------------------
AXP VP Inc Opp                                    AXP(R) Variable Portfolio - Income Opportunities Fund
-------------------------------------------------------------------------------------------------------
AXP VP Inflation Prot Sec                         AXP(R) Variable Portfolio - Inflation Protected
                                                  Securities Fund
-------------------------------------------------------------------------------------------------------
AXP VP Lg Cap Val                                 AXP(R) Variable Portfolio - Large Cap Value Fund
-------------------------------------------------------------------------------------------------------
AXP VP Mid Cap Val                                AXP(R) Variable Portfolio - Mid Cap Value Fund
-------------------------------------------------------------------------------------------------------
AXP VP Ptnrs Select Val                           AXP(R) Variable Portfolio - Partners Select Value Fund
-------------------------------------------------------------------------------------------------------
Col Hi Yield, VS Cl B                             Columbia High Yield Fund, Variable Series, Class B
-------------------------------------------------------------------------------------------------------
Oppen Global Sec VA, Serv                         Oppenheimer Global Securities Fund/VA, Service
                                                  Shares
-------------------------------------------------------------------------------------------------------
Oppen Main St Sm Cap VA, Serv                     Oppenheimer Main Street Small Cap Fund/VA, Service
                                                  Shares
-------------------------------------------------------------------------------------------------------
Oppen Strategic Bond VA, Serv                     Oppenheimer Strategic Bond Fund/VA, Service Shares
-------------------------------------------------------------------------------------------------------

In accordance with the stated resolution and pursuant to authority granted by the Board of Directors of IDS Life Insurance Company of New York, the unit investment trust comprised of IDS Life of New York Account 8 is hereby reconstituted as IDS Life of New York Account 8 consisting of eighty-one subaccounts.

At a meeting of the Board of Directors of IDS Life Insurance Company of New York held on April 15, 2004, the Board:

         RESOLVED, That on behalf of all of its separate accounts and in addition to any authorization previously granted, the proper Officers of the



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         Corporation are hereby authorized and directed, as they may deem appropriate from time to time and in accordance with applicable laws and regulations, to remove, consolidate or otherwise modify subaccounts or variable accounts; and

         RESOLVED FURTHER, That the proper officers of the Corporation are hereby authorized and directed to accomplish all filings, registrations and applications to carry the foregoing into effect.

As President of IDS Life Insurance Company of New York, I hereby authorize a name change for existing subaccounts within IDS Life of New York Account 8, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors of IDS Life Insurance Company of New York. The following table reflects those changes:

----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:             NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
----------------------------------------------------------------------------------------------------------
YCA                                 AIM VI Cap Appr, Ser I             AIM V.I. Capital Appreciation
                                                                       Fund, Series I Shares
----------------------------------------------------------------------------------------------------------
YAC                                 AIM VI Cap Appr, Ser II            AIM V.I. Capital Appreciation
                                                                       Fund, Series II Shares
----------------------------------------------------------------------------------------------------------
YCD                                 AIM VI Cap Dev, Ser I              AIM V.I. Capital Development
                                                                       Fund, Series I Shares
----------------------------------------------------------------------------------------------------------
YAD                                 AIM VI Cap Dev, Ser II             AIM V.I. Capital Development
                                                                       Fund, Series II Shares
----------------------------------------------------------------------------------------------------------
YGI                                 AIM VI Core Eq, Ser I              AIM V.I. Core Equity Fund, Series
                                                                       I Shares
----------------------------------------------------------------------------------------------------------
YID                                 AIM VI Dyn, Ser I                  AIM V.I. Dynamics Fund, Series I
                                                                       Shares
----------------------------------------------------------------------------------------------------------
YFS                                 AIM VI Fin Serv, Ser I             AIM V.I. Financial Services Fund,
                                                                       Series I Shares
----------------------------------------------------------------------------------------------------------
YTC                                 AIM VI Tech, Ser I                 AIM V.I. Technology Fund, Series
                                                                       I Shares
----------------------------------------------------------------------------------------------------------
YAL                                 AB VP Gro & Inc, Cl B              AllianceBerstein VP Growth and
                                                                       Income Portfolio (Class B)
----------------------------------------------------------------------------------------------------------
YAB                                 AB VP Intl Val, Cl B               AllianceBerstein VP International
                                                                       Value Portfolio (Class B)
----------------------------------------------------------------------------------------------------------
YIR                                 AC VP Intl, Cl I                   American Century(R) VP
                                                                       International, Class I
----------------------------------------------------------------------------------------------------------
YAI                                 AC VP Intl, Cl II                  American Century(R) VP
                                                                       International, Class II
----------------------------------------------------------------------------------------------------------
YVL                                 AC VP Val, Cl I                    American Century(R) VP Value, Class
                                                                       I
----------------------------------------------------------------------------------------------------------
YAV                                 AC VP Val, Cl II                   American Century(R) VP Value, Class
                                                                       II
----------------------------------------------------------------------------------------------------------
YCM                                 AXP VP Cash Mgmt                   AXP(R) Variable Portfolio - Cash
                                                                       Management Fund
----------------------------------------------------------------------------------------------------------
YBD                                 AXP VP Div Bond                    AXP(R) Variable Portfolio -
                                                                       Diversified Bond Fund
----------------------------------------------------------------------------------------------------------
YDE                                 AXP VP Div Eq Inc                  AXP(R) Variable Portfolio -
                                                                       Diversified Equity Income Fund
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:             NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
----------------------------------------------------------------------------------------------------------
YES                                 AXP VP Eq Select                   AXP(R) Variable Portfolio - Equity
                                                                       Select Fund
----------------------------------------------------------------------------------------------------------
YGB                                 AXP VP Global Bond                 AXP(R) Variable Portfolio - Global
                                                                       Bond Fund
----------------------------------------------------------------------------------------------------------
YGR                                 AXP VP Gro                         AXP(R) Variable Portfolio - Growth
                                                                       Fund
----------------------------------------------------------------------------------------------------------
YEX                                 AXP VP Hi Yield Bond               AXP(R) Variable Portfolio - High
                                                                       Yield Bond Fund
----------------------------------------------------------------------------------------------------------
YCR                                 AXP VP Lg Cap Eq                   AXP(R) Variable Portfolio - Large
                                                                       Cap Equity Fund
----------------------------------------------------------------------------------------------------------
YMF                                 AXP VP Managed                     AXP(R) Variable Portfolio - Managed
                                                                       Fund
----------------------------------------------------------------------------------------------------------
YND                                 AXP VP New Dim                     AXP(R) Variable Portfolio - New
                                                                       Dimensions Fund(R)
----------------------------------------------------------------------------------------------------------
YPS                                 AXP VP Ptnrs Sm Cap Val            AXP(R) Variable Portfolio -
                                                                       Partners Small Cap Value Fund
----------------------------------------------------------------------------------------------------------
YIV                                 AXP VP S&P 500                     AXP(R) Variable Portfolio - S&P 500
                                                                       Index Fund
----------------------------------------------------------------------------------------------------------
YFI                                 AXP VP Short Duration              AXP(R) Variable Portfolio - Short
                                                                       Duration U.S. Government Fund
----------------------------------------------------------------------------------------------------------
YSM                                 AXP VP Sm Cap Adv                  AXP(R) Variable Portfolio - Small
                                                                       Cap Advantage Fund
----------------------------------------------------------------------------------------------------------
YSA                                 AXP VP Strategy Aggr               AXP(R) Variable Portfolio -
                                                                       Strategy Aggressive Fund
----------------------------------------------------------------------------------------------------------
YEM                                 AXP VP THDL Emer Mkts              AXP(R) Variable Portfolio -
                                                                       Threadneedle Emerging Markets Fund
----------------------------------------------------------------------------------------------------------
YIE                                 AXP VP THDL Intl                   AXP(R) Variable Portfolio -
                                                                       Threadneedle International Fund
----------------------------------------------------------------------------------------------------------
YSB                                 Calvert VS Social Bal              Calvert Variable Series, Inc.
                                                                       Social Balanced Portfolio
----------------------------------------------------------------------------------------------------------
YEG                                 CS Mid-Cap Gro                     Credit Suisse Trust - Mid-Cap
                                                                       Growth Portfolio
----------------------------------------------------------------------------------------------------------
YSC                                 CS Sm Cap Gro                      Credit Suisse Trust - Small Cap
                                                                       Growth Portfolio
----------------------------------------------------------------------------------------------------------
YCG                                 EG VA Fundamental Lg Cap, Cl 2     Evergreen VA Fundamental Large
                                                                       Cap Fund - Class 2
----------------------------------------------------------------------------------------------------------
YGC                                 Fid VIP Gro & Inc, Serv Cl         Fidelity(R) VIP Growth & Income
                                                                       Portfolio Service Class
----------------------------------------------------------------------------------------------------------
YFG                                 Fid VIP Gro & Inc, Serv Cl 2       Fidelity(R) VIP Growth & Income
                                                                       Portfolio Service Class 2
----------------------------------------------------------------------------------------------------------
YMP                                 Fid VIP Mid Cap, Serv Cl           Fidelity(R) VIP Mid Cap Portfolio
                                                                       Service Class
----------------------------------------------------------------------------------------------------------
YFM                                 Fid VIP Mid Cap, Serv Cl 2         Fidelity(R) VIP Mid Cap Portfolio
                                                                       Service Class 2
----------------------------------------------------------------------------------------------------------
YOS                                 Fid VIP Overseas, Serv Cl          Fidelity(R) VIP Overseas Portfolio
                                                                       Service Class
----------------------------------------------------------------------------------------------------------
YFO                                 Fid VIP Overseas, Serv Cl 2        Fidelity(R) VIP Overseas Portfolio
                                                                       Service Class 2
----------------------------------------------------------------------------------------------------------
YRE                                 FTVIPT Frank Real Est, Cl 2        FTVIPT Franklin Real Estate Fund
                                                                       - Class 2
----------------------------------------------------------------------------------------------------------


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
----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:             NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
----------------------------------------------------------------------------------------------------------
YSV                                 FTVIPT Frank Sm Cap Val, Cl 2      FTVIPT Franklin Small Cap Value
                                                                       Securities Fund - Class 2
----------------------------------------------------------------------------------------------------------
YMS                                 FTVIPT Mutual Shares Sec, Cl 2     FTVIPT Mutual Shares Securities
                                                                       Fund - Class 2
----------------------------------------------------------------------------------------------------------
YIF                                 FTVIPT Tem For Sec, Cl 2           FTVIPT Templeton Foreign
                                                                       Securities Fund - Class 2
----------------------------------------------------------------------------------------------------------
YSE                                 GS VIT Core Sm Cap Eq              Goldman Sachs VIT CORE(SM) Small
                                                                       Cap Equity Fund
----------------------------------------------------------------------------------------------------------
YUE                                 GS VIT Core U.S. Eq                Goldman Sachs VIT CORE(SM) U.S.
                                                                       Equity Fund
----------------------------------------------------------------------------------------------------------
YMC                                 GS VIT Mid Cap Val                 Goldman Sachs VIT Mid Cap Value
                                                                       Fund
----------------------------------------------------------------------------------------------------------
YGT                                 Janus Aspen Global Tec, Serv       Janus Aspen Series Global
                                                                       Technology Portfolio: Service
                                                                       Shares
----------------------------------------------------------------------------------------------------------
YIG                                 Janus Aspen Intl Gro, Serv         Janus Aspen Series International
                                                                       Growth Portfolio: Service Shares
----------------------------------------------------------------------------------------------------------
YAG                                 Janus Aspen Mid Cap Gro, Serv      Janus Aspen Series Mid Cap Growth
                                                                       Portfolio: Service Shares
----------------------------------------------------------------------------------------------------------
YIP                                 Lazard Retire Intl Eq              Lazard Retirement International
                                                                       Equity Portfolio
----------------------------------------------------------------------------------------------------------
YGW                                 MFS Inc Gro Stock, Serv Cl         MFS(R) Investors Growth Stock
                                                                       Series - Service Class
----------------------------------------------------------------------------------------------------------
YDS                                 MFS New Dis, Serv Cl               MFS(R) New Discovery Series -
                                                                       Service Class
----------------------------------------------------------------------------------------------------------
YUT                                 MFS Utilities, Serv Cl             MFS(R) Utilities Series - Service
                                                                       Class
----------------------------------------------------------------------------------------------------------
YPE                                 Pioneer Eq Inc VCT, Cl II          Pioneer Equity Income VCT
                                                                       Portfolio - Class II Shares
----------------------------------------------------------------------------------------------------------
YEU                                 Pioneer Europe VCT, Cl II          Pioneer Europe VCT Portfolio -
                                                                       Class II Shares
----------------------------------------------------------------------------------------------------------
YHS                                 Put VT Health Sciences, Cl IB      Putnam VT Health Sciences Fund -
                                                                       Class IB Shares
----------------------------------------------------------------------------------------------------------
YPH                                 Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class
                                                                       IB Shares
----------------------------------------------------------------------------------------------------------
YPI                                 Put VT Intl Eq, Cl IB              Putnam VT International Equity
                                                                       Fund - Class IB Shares
----------------------------------------------------------------------------------------------------------
YIO                                 Put VT Intl New Opp, Cl IB         Putnam VT International New
                                                                       Opportunities Fund - Class IB
                                                                       Shares
----------------------------------------------------------------------------------------------------------
YNO                                 Put VT New Opp, CI IA              Putnam VT New Opportunities Fund
                                                                       - Class IA Shares
----------------------------------------------------------------------------------------------------------
YVS                                 Put VT Vista, Cl IB                Putnam VT Vista Fund - Class IB
                                                                       Shares
----------------------------------------------------------------------------------------------------------
YMI                                 Royce Micro-Cap                    Royce Micro-Cap Portfolio
----------------------------------------------------------------------------------------------------------
YVA                                 Third Ave Val                      Third Avenue Value Portfolio
----------------------------------------------------------------------------------------------------------
YIC                                 Wanger Intl Sm Cap                 Wanger International Small Cap
----------------------------------------------------------------------------------------------------------
YSP                                 Wanger U.S. Sm Co                  Wanger U.S. Smaller Companies
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:             NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
----------------------------------------------------------------------------------------------------------
YAA                                 WF Adv Asset Alloc                 Wells Fargo Advantage Asset
                                                                       Allocation Fund
----------------------------------------------------------------------------------------------------------
YWI                                 WF Adv Intl Core                   Wells Fargo Advantage
                                                                       International Core Fund
----------------------------------------------------------------------------------------------------------
YSO                                 WF Adv Opp, Advisor Cl             Wells Fargo Advantage Opportunity
                                                                       Fund (successor to Strong
                                                                       Opportunity Fund II - Advisor
                                                                       Class)
----------------------------------------------------------------------------------------------------------
YWS                                 WF Adv Sm Cap Gro                  Wells Fargo Advantage Small Cap
                                                                       Growth Fund
----------------------------------------------------------------------------------------------------------

Signed by:                               Received by:

--------------------------------         -------------------------------
Timothy V. Bechtold                      Paul R. Johnston
President                                Secretary
IDS Life Insurance Company of New York   IDS Life Insurance Company of New York


Dated: May 20, 2005                      Dated: May 20, 2005